Supplement dated August 14, 2024
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective on August 19, 2024, the following underlying mutual fund is added as an investment option under the contract.
•
Calvert Variable Trust, Inc. - CVT Nasdaq 100 Index Portfolio: Class F
Accordingly, Appendix: More Information About the Investment Portfolios is amended to add the following:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Platform Fee[1]	Current Expenses + Low Cost Fund Platform Fee	Average Annual Total Returns (as of 12/31/2023)
					1 year	5 year	10 year
Equity	Calvert Variable Trust, Inc. - CVT Nasdaq 100 Index Portfolio: Class F (formerly, Calvert Variable Products, Inc. - Calvert VP Nasdaq 100 Index Portfolio: Class F) Investment Advisor: Calvert Research and Management Investment Sub-Advisor: Ameritas Investment Partners, Inc.	0.73%*	0.00%	0.73%	54.02%	21.80%	17.01%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
ISP-0801